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March 31, 2008  Exhibit 99.2

 PPL Facts    PPL Corporation (NYSE: PPL) is a Fortune 500 company with headquarters in Allentown, Pa. The Company’s diversified  corporate strategy is to achieve growth in energy supply margins while limiting volatility in both cash flows and earnings and to  achieve stable, long-term growth in regulated delivery businesses through efficient operations and strong customer and  regulatory relations. The strategy is carried out through four principal subsidiaries:   PPL EnergyPlus, which markets energy in key U. S. markets.   PPL Generation, which operates more than 11,000 megawatts of electricity generating capacity in Pennsylvania, Montana,  Maine, Illinois, New York and Connecticut, with an additional 331 megawatts of planned upgrade projects.   PPL Electric Utilities, which delivers electricity to 1.4 million customers in Pennsylvania.   PPL Global, which delivers electricity to 2.6 million customers in the United Kingdom.   Security Ratings   Moody’s S&P Fitch  PPL Corp. Contacts  Corporate Credit Rating Baa2 BBB BBB  PPL Capital Funding, Inc. Timothy J. Paukovits  Medium Term Notes Baa2 BBB-BBB Director-Investor Relations  PPL Electric Utilities Corp. Phone: (610) 774-4124  First Mortgage Bonds A3 A-A-Fax: (610) 774-5106  Senior Secured Bonds A3 A-A-tjpaukovits@pplweb.com  PPL Energy Supply  Senior Unsecured Notes Baa2 BBB BBB+ Joseph P. Bergstein, Jr.  WPD Holdings Limited Financial Specialist  Senior Unsecured Debt Baa3 BBB-BBB Phone: (610) 774-5609  WPD Operating Cos. Fax: (610) 774-5106  Senior Unsecured Debt Baa1 BBB+ A-jpbergstein@pplweb.com   See a complete list of all PPL rated companies in the appendix www.pplweb.com

 PPL Facts (cont.)    Financial and Operating Information   (Unaudited)  ($ in millions, except per share amounts) Year Ended  December 2007 December 2006   Common Equity $5,556 $5,122  Preferred Equity 301 301  Short-Term Debt 92 42  Long-Term Debt 7,568 7,835  Total Capitalization $13,517 $13,300   Total Assets $19,972 $19,747  Operating Revenues $6,498 $6,131  Reported Earnings Per Share -Diluted $3.35 $2.24  Earnings Per Share From Ongoing Operations – Diluted $2.60 $2.25  Market Price Per Share $52.09 $35.84  Book Value Per Share $14.88 $13.30  ROE – Reported 24.47% 17.81%  ROE – Earnings From Ongoing Operations 19.21% 17.69%   Common Shares Outstanding (thousands)  End of Period 373,271 385,039  Average – Diluted 385,111 386,769   Annualized Dividend Rate $1.22 $1.10   Dividend Payout -Diluted, using annualized dividends  Reported Earnings Per Share 36% 49%  Earnings Per Share From Ongoing Operations 47% 49%   Electric Energy Sales – Domestic (millions of kWh)  Retail Deliveries 37,950 36,683  Retail Supply 40,074 38,810  Wholesale Supply   East 20,816 19,399  West 14,859 13,203  Net System Capacity (thousands of KW) 11,418 11,556   Note: See Appendix for the reconciliation of reported earnings per share and earnings from ongoing operations.   ii

 Cautionary Statements And Factors That  May Affect Future Results  Any statements made in this presentationabout future operating results or other futureevents are forward-looking statements underthe Safe Harbor Provisions of the Private  Securities Litigation Reform Act of 1995.  Actual results may differ materially from suchforward-looking statements. A discussion of  factors that could cause actual results or  events to vary is contained in the Appendix tothis presentation and in the Company’s SEC  filings.  1

 Growing Shareowner Value    • Continued focus on execution of our  current growth plan  • Extract additional value from our energy  marketing operations  • Multi-faceted expansion of the generation  portfolio  • Complete previously announced  divestiture plans  2

 $2.00  $2.50  $3.00  $3.50  $4.00  $4.50  $5.00  2007A* 2008 2010  Strong Long-Term Earnings Growth  Forecast  *Earnings from ongoing operations – See Appendix for the per share reconciliation of reported earnings and earnings from ongoing operations.  $2.60  $2.35  $2.45  $4.00  $4.60  Per Share  3

 Expected 2008 Earnings Contributions    $2.00  $2.25  $2.50  $2.75  $2.60  Energy  Margins  $0.06  Net Impact  of Asset  Divestiture  ($0.08)  O&M  $0.06  International  Tax Benefit  ($0.08)  $2.40**  Depreciation  ($0.05)  PA Delivery  Margins  $0.02  Synfuels  ($0.14)  Other  $0.01  Per Share  2007A* 2008E   **Midpoint of forecast  * Earnings from ongoing operations – See Appendix for the per share reconciliation of reported earnings and earnings from ongoing operations.

 Expected 2010 Earnings Contributions    Per Share   Increased  Energy Increased   $5.00   $4.00   $3.00   $2.00  2008E 2010E   $2.40*  Margins O&M Increased  $2.28 $(0.15) Interest Increased  $(0.07) $(0.06) $4.30*  $(0.10) Depreciation Other  5 *Midpoint of forecast

 Cash Flow Forecast    Millions   2006A 2007A 2008E 2009E 2010E  Free cash flow before dividends   Note: See Appendix for the reconciliation of cash flow measures.   ($200)  $0  $200  $400  $600  $800  $1,000  6

 Continued Dividend Growth    $/share  Annualized   $1.50  $1.34  $1.22   $1.25   $1.10   $1.00   $1.00   $0.92 $0.82 $0.75   $0.50   $0.25   $0.00  2004 April October 2006 2007 2008  2005 2005   7

 PPL EU Completed Third RFP for 2010    • Solicitation for 850 MWs of residential and small  commercial and industrial load  • 50% of 2010 expected load now under contract  • PUC approval of winning bids received March 27,  2008  • Based on completed solicitations, residential bills  could increase by approximately 34.4%  • Fourth solicitation bids due September 29, PUC  approval expected October 2  8

 $/MMBtu   8.00   7.50    2008 PJM Power & Natural Gas Prices  74.00  76.00  9.50  10.00  62.00  68.00  70.00  72.00  7.00  8.50  9.00  West Hub ATC Power  NYMEX Natural Gas  3/24 – Bids due for PPL  EU 3rd RFP  66.00   64.00   25-Mar  22-Mar19-Mar16-Mar13-Mar10-Mar7-Mar4-Mar1-Mar27-Feb24-Feb21-Feb18-Feb15-Feb12-Feb9-Feb6-Feb3-Feb31-Jan28-Jan25-Jan22-Jan19-Jan16-Jan13-Jan10-Jan7-Jan4-Jan1-Jan  $/mwh  9

 PPL Electric Utilities Phase-in Plan Proposal  54-Month Phase-In Plan  Average Residential Customer - 1,000 kWh per month  $1,000.00  $1,100.00  $1,200.00  $1,300.00  $1,400.00  $1,500.00  $1,600.00  $1,700.00  $1,800.00  1/1/2008 7/1/2008 2009 2010 2011 2012  Annualized Electric Cost~6%  ~7%  ~7%  ~6%  ~6%  10ALJ recommended that a settlement agreement on rate phase-in plan be approved by the PaPUC.

 Scrubbers Expected to be Completed  on Budget and on Schedule  Q2-09Brunner Island 1 & 2  Q4-08Brunner Island 3  Q2-08Montour 1  In Service  3/8/2008  Montour 2  Scheduled In-Service Dates  December, 2006 March, 2008  Montour Scrubber Construction  11

 Expansion of Generation Portfolio    • Generation uprates continue to progress • Selected UniStar Nuclear Energy to  prepare COLA application based on  AREVA reactor design  • Asset expansion plan  12

 Nuclear Development Timeline    Submit COLA  Submit DOE Loan Application  Early Site Work  Order Long Lead-Time Materials  NRC Approval of COLA  Begin Construction  Commercial Operation   Sept. 2008 Sept. 2008 2009 Late 2008 (Estimate) 2011 (Estimate) 2011 (Estimate) 2016 to 2018 (Estimate)   13 PPL has not yet decided to move forward with construction.

 Expected 2008 to 2010 Margin Walk    1700  2100  2500  2900  3300  3700  2008E 2010E  *Includes power prices and spark spread changes as well as value from portfolio management.  14 $/Million   Higher Higher  Higher Nuclear Fuel Increased  Capacity Generation Costs Environmental  Value $61 ($80) Costs  $540   ($49) $3,307   Improved Power Value* $969   $1,866

 Key Driver of Fleet Value: Open EBITDA  2010E  Generation Output -millions of MWh 56.2  Unhedged Gross Margin -millions * 3,712 $  O&M -millions (814) $  Open EBITDA -millions 2,898$  Below-Market value of Hedges -millions * (254) $  * Based on forward market prices as of December 31, 2007  15

 2010 Margin Sensitivities    • PJM electricity price change of $1/MWh = ±$19M  (Based on average ATC price of $64/MWh)  • PJM capacity price change of $1/MWD = ±$1.7M  (Based on PJM capacity price of $191/MWD) • Baseload generation availability change of 1% = ±$20M  (Based on an EQA of 91%)  16 ppl

 Market Prices    EAST   PJM  On-Peak  Off-Peak  ATC (3)   WEST   Mid-Columbia   On-Peak  Off-Peak  ATC (3)   GAS (4)  NYMEX  TZ6NNY   PJM MARKET  HEAT  RATE (5)   Actual Forward (1) At 10/2007(2)  2007 2008 2009 2010 2010  9.4  $7.78  $6.86  $51  $45  $57  $57  $43  $73  8.8  $9.04  $8.08  $60  $53  $67  $64  $51  $79  8.98.88.9  $9.56$9.52$8.82  $8.59$8.52$7.81  $64$62$56  $56$54$48  $71$69$61  $69$68$63  $54$53$50  $85$84$78   A-1 (1) Market prices based on the average of broker quotes as of 12/31/2007.  (2) Prices at 10/2007 when 2010 earnings forecast of $4.00-$4.60 was developed.  (3) 24-hour average.  (4) NYMEX and TZ6NNY forward gas prices on 12/31/2007.  (5) Market Heat Rate = PJM on-peak power price divided by TZ6NNY gas price.

 Hedge Positions* -Electricity and Fuel  2008 2009 2010  Electricity Sales  East 96% 94% 61%  West 100% 80% 64%  Total 96% 92% 62%  Coal  East 94% 76% 70%  West 100% 100% 100%  Total 95% 82% 78%  A-2*At 12/31/2007

 PPL Supply Business Overview  2008E  Production GWh  Gas/Oil  33%  Coal  37%  Nuclear  19%  Hydro8%  QFs 3%  2008E  Installed Capacity MW  Gas/  Oil  8%  Coal  54%  Nuclear  31%  Hydro  7%  A-3

 Proactive Coal Supply Management  Supports Growth in Margins  Projected 2008 Coal Supply  • Supply region diversity  • Fleet trains (1600 cars)  • Average delivered costs  – 4% to 5% annual  increase from  2007 to 2010  Central PA  20%  PRB  6%  Montana  Mine-mouth  20%  Central  Appalachia  13%  Southwest PA  41%  A-4

 Key Drivers/Challenges  Through 2010 and Beyond  • Increased prices for POLR sales  • Expiration of supply contracts remarketed at currentforward prices  • Power plant uprates and planned levels of equivalent  availability of generation  • Net economic benefits from the installation of scrubbers  at the Montour and Brunner Island coal-fired powerplants  • Continued growth of marketing and trading activities  • Increased fuel and O&M costs  • Cost of compliance with evolving environmentalregulation  • Stable electricity regulatory environment at Federal andState levels  A-5

 Expected Changes in Margins -2007 to 2008  *Includes power price and spark spread changes as well as value from portfolio management.  1700  1800  1900  2000  2007A 2008E  $/Million  $1,824  $1,866  Improved  Power  Value* $95  Higher  Nuclear  Generation  $26  Higher  Coal  Generation  $18  Higher  Hydro  Generation  $9  Higher  Fuel  Costs  ($74)  Loss of  MC 1&2  Energy  Value  ($32)  A-6

 0 20 40 60 80 100 120  2009  2009  2010  $/MWh  Shaped Energy & Capacity Including Congestion Other Adders Line Losses GRT  Load-following Components Example  Total  $105 $82.00*  $45.47 Total  $51.23  * Shaped price based on $63/MWh ATC energy price, $150/MW-Day capacity price, and congestion.  $48.29 Total  $54.41  Residential and Small C&I  Residential and Small C&I  All Customers  50.20  $10  Volumetric  Risk  Credit Ancillary  Green  $8 $5  A-7

 Shrinking Reserve Margins Create  Potential Value for PPL  5%  10%  15%  20%  2007 2008 2009 2010  PJM Mid-Atlantic Expected Reserve Margin  PJM Required 15% Reserve Margin  A-8

 PPL’s Generation Portfolio  Total Domestic Generation: 11,418 MW  Planned Uprate Projects:  331 MW  * Reflects reduction of 60 MW expected loss due to increased  plant usage during scrubber operation.  Coal 3,483*  Nuclear 2,117  Oil 1,716  Gas 1,582  Hydro 343  CTs 474  QFs 356  East 10,071 MW*  Coal 683  Hydro 604  West 1,287 MW  Coal Uprate (2008) 6  Hydro Uprate (2011) 28  Nuclear Uprate (2008-2010) 143  Hydro Uprate (2009, 2011) 128  Coal Uprate (2008-2009) 25  *  A-9

 Summary of Completed RFPs    Small Commercial and  Residential Customers Industrial Customers   $106.54  23.8% to 42.8%  $105.22  34.4%  Average  Retail Price Per MwH  Increase in 2010  $108.76$108.80  Round 3 (March 2008)  Retail Price Per MwH  $105.75$105.08  Round 2 (October 2007)  Retail Price Per MwH  $105.11$101.77  Round 1 (July 2007)  Retail Price Per MwH  A-10

 Reconciliation of Cash from Operations  to Free Cash Flow before Dividends  (Millions of Dollars)  $994$154($100)$513$167Free Cash Flow before Dividends  (15)101493785Other Investing Activities-net  (1,490)(1,456)(1,609)(1,685)(1,394)Capital Expenditures  --(310)(310)(282)Transition Bond Repayment  Increase/(Decrease) in cash due to:  $2,499$1,509$1,815$1,571$1,758Cash from Operations  2010E2009E2008E2007A2006A  Note: 2007 free cash flow before dividends includes the net proceeds from the disposition of Latin American and domestic  telecommunication operations. 2008 forecast excludes expected net proceeds from the disposition of gas and propane businesses.  A-11

 Millions  $1,043 $1,030  $824 $750 $692  $514  $302 $281  $305 $404 $521  $511  $340 $298  $327 $336 $343  $351  $0  $400  $800  $1,200  $1,600  $2,000  2007A 2008E 2009E 2010E 2011E 2012E  Supply PA Delivery International Delivery  $1,685  $1,556  $1,376  $1,490$1,456  $1,609  Capital Expenditures by Segment  A-12

 Reconciliation of Fourth Quarter Reported  Earnings and Earnings from Ongoing Operations  (Millions of Dollars)  Pennsylvania International  Supply Delivery Delivery Total  Qtr. Ending December 31, 2007  Reported earnings $114 $13 $291 $418  Special Items:  MTM adj's from energy-related, nontrading  economic hedges 12 12  Divestiture of Latin American businesses 213 213  Sale of gas and propane businesses (21) (21)  Impairment of certain transmission rights (1) (1)  Workforce reductions (4) (1) (4) (9)  7 (22) 209 194  Earnings from ongoing operations $107 $35 $82 $224  Qtr. Ending December 31, 2006  Reported earnings $79 $50 $49 $178  Special Items:  MTM adj's from energy-related, nontrading  economic hedges 3 3  PJM billing dispute (18) 21 3  Sale of interest in Griffith 1 1  Susquehanna workforce reduction (3) (3)  Impairment of nuclear decom. trust investments (3) (3)  (20) 21 0 1  Earnings from ongoing operations $99 $29 $49 $177  Change excluding special items $8 $6 $33 $47  A-13

 Reconciliation of Fourth Quarter Reported  Earnings and Earnings from Ongoing Operations  Pennsylvania International  Supply Delivery Delivery Total  Qtr. Ending December 31, 2007  Reported earnings $0.31 $0.03 $0.77 $1.11  Special Items:  MTM adj's from energy-related, nontrading  economic hedges 0.03 0.03  Divestiture of Latin American businesses 0.56 0.56  Sale of gas and propane businesses (0.06) (0.06)  Workforce reductions (0.01) (0.01) (0.02)  0.02 (0.06) 0.55 0.51  Earnings from ongoing operations $0.29 $0.09 $0.22 $0.60  Qtr. Ending December 31, 2006  Reported earnings $0.20 $0.13 $0.13 $0.46  Special Items:  MTM adj's from energy-related, nontrading  economic hedges 0.01 0.01  PJM billing dispute (0.05) 0.06 0.01  Susquehanna workforce reduction (0.01) (0.01)  Impairment of nuclear decom. trust investments (0.01) (0.01)  (0.06) 0.06 0.00 0.00  Earnings from ongoing operations $0.26 $0.07 $0.13 $0.46  Change excluding special items $0.03 $0.02 $0.09 $0.14  (Dollars Per Share)  A-14

 Reconciliation of Year-to-Date Reported  Earnings and Earnings from Ongoing Operations  (Millions of Dollars)  Pennsylvania International  Supply Delivery Delivery Total  Year-to-Date December 31, 2007  Reported earnings $568 $110 $610 $1,288  Special Items:  MTM adj's from energy-related, nontrading  economic hedges 32 32  PJM billing dispute (1) (1)  Divestiture of Latin American businesses 259 259  Sale of telecommunication operations (23) (23)  Sale of gas and propane businesses (44) (44)  Settlement of Wallingford cost-based rates 33 33  Impairment of certain transmission rights (13) (13)  Change in U.K. tax rate 54 54  Workforce reductions (4) (1) (4) (9)  24 (45) 309 288  Earnings from ongoing operations $544 $155 $301 $1,000  Year-to-Date December 31, 2006  Reported earnings $416 $181 $268 $865  Special Items:  MTM adj's from energy-related, nontrading  economic hedges (11) (11)  PJM billing dispute (18) 21 3  Off-site remediation of ash basin leak 6 6  Enron reserve adjustment 11 1 12  Sale of interest in Griffith (16) (16)  Synfuels impairment (6) (6)  Write-off of Hurricane Isabel regulatory assets (7) (7)  Realization of benefits related to Black Lung Trust  assets 21 21  Susquehanna workforce reduction (3) (3)  Impairment of nuclear decom. trust investments (3) (3)  (40) 35 1 (4)  Earnings from ongoing operations $456 $146 $267 $869  Change excluding special items $88 $9 $34 $131  A-15

 Reconciliation of Year-to-Date Reported  Earnings and Earnings from Ongoing Operations  Pennsylvania International  Supply Delivery Delivery Total  Year-to-Date December 31, 2007  Reported earnings $1.48 $0.29 $1.58 $3.35  Special Items:  MTM adj's from energy-related, nontrading  economic hedges 0.08 0.08  Divestiture of Latin American businesses 0.67 0.67  Sale of telecommunication operations (0.06) (0.06)  Sale of gas and propane businesses (0.11) (0.11)  Settlement of Wallingford cost-based rates 0.09 0.09  Impairment of certain transmission rights (0.04) (0.04)  Change in U.K. tax rate 0.14 0.14  Workforce reductions (0.01) (0.01) (0.02)  0.06 (0.11) 0.80 0.75  Earnings from ongoing operations $1.42 $0.40 $0.78 $2.60  Year-to-Date December 31, 2006  Reported earnings $1.08 $0.47 $0.69 $2.24  Special Items:  MTM adj's from energy-related, nontrading  economic hedges (0.03) (0.03)  PJM billing dispute (0.05) 0.06 0.01  Off-site remediation of ash basin leak 0.02 0.02  Enron reserve adjustment 0.03 0.03  Sale of interest in Griffith (0.04) (0.04)  Synfuels impairment (0.01) (0.01)  Write-off of Hurricane Isabel regulatory assets (0.02) (0.02)  Realization of benefits related to Black Lung Trust  assets 0.05 0.05  Susquehanna workforce reduction (0.01) (0.01)  Impairment of nuclear decom. trust investments (0.01) (0.01)  (0.10) 0.09 0.00 (0.01)  Earnings from ongoing operations $1.18 $0.38 $0.69 $2.25  Change excluding special items $0.24 $0.02 $0.09 $0.35  (Dollars Per Share)  A-16

 Reconciliation of PPL’s Reported Earnings and  Earnings from Ongoing Operations  Actual  High Low  2008 2008 2007 2006 2005  Per Share Earnings from Ongoing Operations $2.45 $2.35 $2.60 $2.25 $2.08  Special items (net of taxes):  economic hedges 0.08 (0.03)  Write-off of Hurricane Isabel regulatory assets (0.02)  Synfuels impairment (0.01)  Sale of interest in Griffith (0.04)  Enron reserve adjustment 0.03  Stock-based compensation adjustment (0.01)  Conditional asset retirement obligation (0.02)  Off-site remediation of ash basin leak 0.02 (0.07)  Sale of Sundance (0.12)  PJM billing dispute 0.01 (0.07)  NorthWestern litigation (0.02)  Realization of benefits related to Black Lung Trust  assets 0.05  Susquehanna w orkforce reduction (0.01)  Impairment of nuclear decom. trust investments (0.01)  Divestiture of Latin American businesses 0.67  Sale of telecommunication operations (0.06)  Sale of gas and propane businesses (0.11)  Settlement of Wallingford cost-based rates 0.09  Impairment of certain transmission rights (0.04)  Change in U.K. tax rate 0.14  Workforce reductions (0.02)  0.00 0.00 0.75 (0.01) (0.31)  Reported Earnings Per Share $2.45 $2.35 $3.35 $2.24 $1.77  Note: Per share amounts are based on diluted shares outstanding.  Forecast  MTM adj's from energy-related, non-trading  A-17

 Credit Ratings  BBBIssuer Rating  AAAAaaTax-Exempt Bonds*  STABLE STABLE STABLE Outlook  AAA3Senior  Secured Debt  F-2A-2P-2Commercial Paper  BBBBBBBaa3Preferred Stock  BBBABaa1Issuer  Rating  AAA3First  Mortgage Bonds  AAAAaaTax-Exempt Bonds**  BBBBBBBaa3Preference Stock  PPL Electric Utilities  BBBBBBBaa2Senior  Unsecured Debt  BBBBB+  Baa3Subordinated Debt  STABLE STABLE STABLE Outlook  PPL Capital Funding  BBBBBBIssuer Rating  BBB+ BBBBaa2Senior Notes  F-2A-2P-2Commercial paper  STABLE STABLE STABLE Outlook  PPL Energy Supply  STABLE STABLE STABLE Outlook  BBBBBBBaa2Issuer Rating  PPL Corporation  FitchStandard & Poor’s Moody’s  *Letter of Credit-Backed Security  **Insured Security  A-18

 Credit Ratings (cont.)  A-3Commercial Paper  ABBB+  Baa1Senior Unsecured Debt  F2A-2P-2Commercial Paper  STABLE STABLE STABLE Outlook  BBB+ BBB+ Baa1Issuer Rating  ABBB+  Baa1Senior Unsecured Debt  F2A-2Commercial Paper  STABLE STABLE STABLE Outlook  Western Power Distribution (South West) PLC  BBB+ BBB+ Issuer Rating  Western Power Distribution (South Wales) PLC  STABLE STABLE STABLE Outlook  STABLE STABLE STABLE Outlook  BBBBBB-Issuer Rating  WPD Holdings LLP  BBBBBBBaa3Issuer  Rating  BBBBBBBaa3Senior  Unsecured Debt  A-3Commercial Paper  WPD Holdings Limited  BBBBBBBaa3Pass- Through Certificates  STABLE STABLE Outlook  PPL Montana  AAAAAAAaaTransition Bonds  PPL Transition Bond Co.  FitchStandard & Poor’s Moody’s  A-19

 Forward-Looking Information Statement  Statements contained in this news release, including statements with respect to future earnings, energy prices, margins, sales  and supply, marketing performance, growth, revenues, expenses, rates, regulation, cash flows, credit profile, financing,  dividends, business disposition, corporate strategy, capital additions and expenditures, and generating capacity and  performance, are “forward-looking statements” within the meaning of the federal securities laws. Although PPL Corporation  believes that the expectations and assumptions reflected in these forward-looking statements are reasonable, these  statements involve a number of risks and uncertainties, and actual results may differ materially from the results discussed in  the statements. The following are among the important factors that could cause actual results to differ materially from the  forward-looking statements: market demand and prices for energy, capacity and fuel; market prices for crude oil and the  potential impact on the phaseout of synthetic fuel tax credits and synthetic fuel operations; weather conditions affecting  generation production, customer energy usage and operating costs; competition in retail and wholesale power markets;  liquidity of wholesale power markets; the effect of any business or industry restructuring; the profitability and liquidity, including  access to capital markets and credit facilities of PPL Corporation and its subsidiaries; new accounting requirements or new  interpretations or applications of existing requirements; operation and availability of existing generation facilities and operating  costs; transmission and distribution system conditions and operating costs; current and future environmental conditions and  requirements and the related costs of compliance, including environmental capital expenditures and emission allowance and  other expenses; significant delays in the planned installation of pollution control equipment at certain coal-fired generating  units in Pennsylvania due to weather conditions, contractor performance or other reasons; development of new projects,  markets and technologies; performance of new ventures; asset acquisitions and dispositions; political, regulatory or economic  conditions in states, regions or countries where PPL Corporation or its subsidiaries conduct business; any impact of  hurricanes or other severe weather on PPL and its subsidiaries, including any impact on fuel prices; receipt of necessary  governmental permits, approvals and rate relief; new state, federal or foreign legislation, including new tax legislation; state,  federal and foreign regulatory developments; any impact of state, federal or foreign investigations applicable to PPL  Corporation and its subsidiaries and the energy industry; capital markets conditions, including changes in interest rates, and  decisions regarding capital structure; stock price performance of PPL Corporation; the market prices of equity securities and  the impact on pension costs and resultant cash funding requirements for defined benefit pension plans; securities and credit  ratings; disposition proceeds; foreign currency exchange rates; the outcome of litigation against PPL Corporation and its  subsidiaries; potential effects of threatened or actual terrorism or war or other hostilities; and the commitments and liabilities of  PPL Corporation and its subsidiaries. Any such forward-looking statements should be considered in light of such important  factors and in conjunction with PPL Corporation’s Form 10-K and other reports on file with the Securities and Exchange  Commission.  A-20

 Definitions of Financial Measures  “Earnings from ongoing operations” excludes the impact of special items. Special items include charges, credits  or gains that are unusual or non-recurring and the mark-to-market impact of energy-related, non-trading economic  hedges. The mark-to-market impact of these hedges is economically neutral to the company in that offsetting  gains or losses on underlying accrual positions will be recognized as energy is delivered over the terms of the  contracts. Earnings from ongoing operations should not be considered as an alternative to reported earnings, or  net income, which is an indicator of operating performance determined in accordance with generally accepted  accounting principles (GAAP). PPL believes that earnings from ongoing operations, although a non-GAAP  measure, is also useful and meaningful to investors because it provides them with PPL’s underlying earnings  performance as another criterion in making their investment decisions. PPL’s management also uses earnings  from ongoing operations in measuring certain corporate performance goals. Other companies may use different  measures to present financial performance.  “Free cash flow before dividends” is derived by deducting capital expenditures and other investing activities-net,  as well as the repayment of transition bonds, from cash flow from operations. Free cash flow before dividends  should not be considered as an alternative to cash flow from operations, which is determined in accordance with  GAAP. PPL believes that free cash flow before dividends, although a non-GAAP measure, is an important  measure to both management and investors since it is an indicator of the company’s ability to sustain operations  and growth without additional outside financing beyond the requirement to fund maturing debt obligations. Other  companies may calculate free cash flow before dividends in a different manner.  A-21